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                                                                    EXHIBIT 32.0

                                 CERTIFICATIONS

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     The undersigned executive officers of Home Federal Bancorp, Inc. of Louisiana (the "Registrant") hereby certify that the Registrant's Form 10-KSB for the year ended June 30, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 12, 2005                  /s/ Daniel R. Herndon
                                        ----------------------------------------
                                        Name: Daniel R. Herndon
                                        Title: President and Chief Executive
                                               Officer


Date: October 12, 2005                  /s/ Clyde D. Patterson
                                        ----------------------------------------
                                        Name: Clyde D. Patterson
                                        Title: Executive Vice President
                                               (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Home Federal Bancorp, Inc. of Louisiana and will be retained by Home Federal Bancorp, Inc. of Louisiana and furnished to the Securities and Exchange Commission or its staff upon request.